Exhibit 99.1

Press Release

CONTACT:
Jon Kathol
Vice President, Investor Relations
Tel:813-544-8515
investorrelations@primowater.com

PRIMO WATER APPOINTS ERIC J. FOSS TO ITS BOARD OF DIRECTORS

Brings Broad-Based Leadership and Experience Running Global,
Scale Beverage and Route-Based Businesses

TAMPA, FL – March 16, 2023 – Primo Water Corporation (NYSE:PRMW; TSX:PRMW) (the “Company” or “Primo Water”), a leading provider of sustainable drinking water solutions in North America and Europe, today announced that Eric J. Foss has been appointed to Primo Water’s Board of Directors (the “Board”), effective immediately. Mr. Foss’s appointment is part of the Board’s ongoing refreshment process and follows a thorough search and selection initiative led by the Board’s ESG and Nominating Committee with the assistance of a nationally recognized executive search firm.

Mr. Foss brings decades of experience as a Chairman, CEO and executive officer of leading route-based businesses and beverage companies, with a proven track record of expanding scale, improving margins and driving consistent earnings growth. During his tenure at Aramark, the company was recognized as one of the “Most Admired Companies” by FORTUNE and as one of the “Top 50 Employers” by Diversity Inc. At Pepsi Bottling Group, he helped lead the company through its IPO and a subsequent period of significant growth, overseeing substantial acquisition and integration efforts.

“We are excited to welcome Eric to the Primo Water Board of Directors,” said Jerry Fowden, Chairman of Primo Water’s Board. “Eric is a respected leader, operator and public company director in consumer-driven industries and has a successful track record of driving growth and profitability. We believe his expertise in scaling and optimizing businesses and building high-performance teams will serve Primo Water, its Board and its shareowners extremely well.”

With the appointment of Mr. Foss, the Board has been temporarily expanded to eleven members. Ten of those incumbents will be nominated for reelection at Primo Water’s 2023 Annual and Special Meeting of Shareowners (the “Annual Meeting”). As previously disclosed, Stephen Halperin is retiring from the Board at the Annual Meeting as a result of having reached Primo Water’s mandatory retirement age of 73.

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“On behalf of the entire Board, I want to thank Stephen for his many contributions to Primo Water and its Board,” said Mr. Fowden. “Stephen served Primo Water with distinction for many years, and the Board and Company benefitted greatly from his deep experience, leadership and stewardship. We wish him all the best in his retirement.”

ABOUT ERIC FOSS

Eric Foss served as CEO of Aramark from May 2012 and as Chairman and CEO from February 2015 until he retired in August of 2019. During his tenure at Aramark, he drove very strong stakeholder value by dramatically improving customer satisfaction and loyalty, building a diverse, inclusive and engaged workforce, and delivered strong and sustainable financial success by accelerating growth, improving margins, and achieving consistently strong earnings growth which led to solid shareholder value creation.

Prior to Aramark, he was Chief Executive Officer of Pepsi Beverages Company and served as Chairman and CEO of Pepsi Bottling Group.

Mr. Foss currently serves on the Board of Directors at Cigna and as Board Chair of Diversey Holdings Ltd. and Selina Hospitality plc and is on the National Board of Directors of Back on My Feet Foundation.

ABOUT PRIMO WATER

Primo Water is a leading pure-play water solutions provider in North America and Europe and generates approximately $2.2 billion in annual revenue. Primo Water operates largely under a recurring revenue model in the large format water category (defined as 3 gallons or greater). This business strategy is commonly referred to as “razor-razorblade” because the initial sale of a product creates a base of users who frequently purchase complementary consumable products. The razor in Primo Water’s revenue model is its industry leading line-up of innovative water dispensers, which are sold through approximately 10,000 retail locations and online at various price points. The dispensers help increase household and business penetration which drives recurring purchases of Primo Water’s razorblade offering or water solutions. Primo Water’s razorblade offering is comprised of Water Direct, Water Exchange, and Water Refill. Through its Water Direct business, Primo Water delivers sustainable hydration solutions across its 21-country footprint direct to customers, whether at home or to businesses. Through its Water Exchange business, customers visit retail locations and purchase a pre-filled bottle of water. Once consumed, empty bottles are exchanged at our recycling center displays, which provide a ticket that offers a discount toward the purchase of a new bottle. Water Exchange is available in approximately 17,500 retail locations. Through its Water Refill business, customers refill empty bottles at approximately 23,500 self-service refill drinking water machines. Primo Water also offers water filtration units across its 21-country footprint.

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Primo Water’s water solutions expand consumer access to purified, spring, and mineral water to promote a healthier, more sustainable lifestyle while simultaneously reducing plastic waste and pollution. Primo Water is committed to its water stewardship standards and is proud to partner with the International Bottled Water Association (IBWA) in North America as well as with Watercoolers Europe (WE), which ensure strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection.

Primo Water is headquartered in Tampa, Florida (USA). For more information, visit www.primowatercorp.com.

Safe Harbor Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. The forward-looking statements in this press release include but are not limited to statements regarding the effectiveness of the Company’s strategy and the ability of the Company’s leadership to execute on such strategy. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Factors that could cause actual results to differ materially from those described in this press release include, among others: risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the effect of economic, competitive, legal, governmental and technological factors on Primo Water’s business; and the impact of national, regional and global events on our business, including the COVID-19 outbreak. The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report in the Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the securities commissions. The Company does not, except as expressly required by applicable law, undertake to update or revise any of these statements in light of new information or future events.

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Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareowners in connection with the Annual Meeting. The Company intends to file a definitive proxy statement and a BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulators in connection with any such solicitation of proxies from the Company’s shareowners. SHAREOWNERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2022 Annual and Special Meeting of Shareowners contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://primowatercorp.com/investors/ or through the SEC’s website at www.sec.gov, and are disclosed on The System for Electronic Disclosure by Insiders (SEDI) in Canada. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC and Canadian securities regulators in connection with the Annual Meeting. Shareowners will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC and Canadian securities regulators at no charge at the SEC’s website at www.sec.gov and on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. Copies will also be available at no charge on the Company’s website at https://primowatercorp.com/investors/.